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                                                                    EXHIBIT 10.7

                             FAIRBANKS SYSTEMS GROUP

                                     d/b/a/

                                  @BACKUP, INC

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  July 30, 1999


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                                TABLE OF CONTENTS

                                                                                                  Page
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
1.      Registration Rights.................................................................         1
        1.1    Definitions..................................................................         1
        1.2    Request for Registration.....................................................         2
        1.3    Company Registration.........................................................         4
        1.4    Obligations of the Company...................................................         4
        1.5    Furnish Information..........................................................         5
        1.6    Expenses of Demand Registration..............................................         5
        1.7    Expenses of Company Registration.............................................         6
        1.8    Underwriting Requirements....................................................         6
        1.9    Delay of Registration........................................................         6
        1.10   Indemnification..............................................................         6
        1.11   Reports Under Securities Exchange Act of 1934................................         9
        1.12   Form S-3 Registration........................................................         9
        1.13   Assignment of Registration Rights............................................        10
        1.14   Limitations on Subsequent Registration Rights................................        11
        1.15   "Market Stand-Off" Agreement.................................................        11
        1.16   Termination of Registration Rights...........................................        11

2.      Covenants of the Company............................................................        12
        2.1    Delivery of Financial Statements.............................................        12
        2.2    Inspection...................................................................        12
        2.3    Termination of Covenants.....................................................        13
        2.4    Right of First Offer.........................................................        13
        2.5    Indemnification..............................................................        14
        2.6    Board Expenses...............................................................        14
        2.7    Management and Employee Stock................................................        14
        2.8    Payment of Dividends.........................................................        15

3.      Miscellaneous.......................................................................        15
        3.1    Successors and Assigns.......................................................        15
        3.2    Governing Law................................................................        15
        3.3    Counterparts.................................................................        15
        3.4    Titles and Subtitles.........................................................        15
        3.5    Notices......................................................................        15
        3.6    Expenses.....................................................................        16
        3.7    Amendments and Waivers.......................................................        16
        3.8    Severability.................................................................        16
        3.9    Aggregation of Stock.........................................................        16
        3.10   Entire Agreement; Amendment; Waiver..........................................        16
        3.11   Representation...............................................................        16

        Schedule A  -  Schedule of Investors


                                      (i)
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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

        This Amended and Restated Investors' Rights Agreement (the "Agreement") is made this 30th day of June 1999 by and between Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), and the investors listed on Schedule A hereto (each of whom is herein referred to individually as an "Investor" and all of whom are herein referred to collectively as the "Investors").

                                    RECITALS

        WHEREAS, certain of the Investors hold shares of the Company's Series A, Series B, Series C and Series D Preferred Stock, and possess information rights, rights of first offer and other rights pursuant to that certain Amended and Restated Investors' Rights Agreement, dated March 12, 1998, as amended by Amendment No. 1 to the Amended and Restated Investors' Rights Agreement, dated January 28, 1999, between the Company and such Investors (the "Prior Agreement");

        WHEREAS, those undersigned Investors who hold Series A, Series B, Series C and Series D Preferred Stock desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement;

        WHEREAS, certain Investors and the Company are parties to the Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Purchase Agreement") providing for the sale and issuance of Series E Preferred Stock (the "Series E Preferred Stock") to such Investors; and

        WHEREAS, in order to induce the Company to enter into the Series E Purchase Agreement and to induce certain of the Investors to purchase the Series E Preferred Stock pursuant to the Series E Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors as to the matters set forth herein and the Investors who are parties to the Prior Agreement hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement.

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Registration Rights. The Company covenants and agrees as follows:

                1.1 Definitions. For purposes of this Section 1:

                        (a) The term "Act" means the Securities Act of 1933, as amended.

                        (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.


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                        (c) The term "register," "registered" and "registration"
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                        (d) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A, Series B, Series C, Series D and Series E Preferred Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A, Series B, Series C, Series D or Series E Preferred Stock (or Common Stock issued upon conversion thereof) excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his, her or its rights under this
Section 1 are not assigned.

                        (e) The number of shares of "Registrable Securities then outstanding" means the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                        (f) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                        (g) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                1.2 Request for Registration.

                        (a) If the Company shall receive at any time after the earlier of (i) June 30, 2004 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.



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                        (b) If the Holders initiating the registration request
hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in
Section 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters approved for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                        (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section
1.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for the registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, the Company shall not obtain such deferral more than once in any 12-month period.

                        (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                                (i) After the Company has effected two
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                                (ii) During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or



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                                (iii) If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 transaction or similar transaction, or a registration form that does not permit secondary sales), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                1.4 Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.



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                        (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                1.5 Furnish Information.

                        (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                        (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 1.2(a) or Section 1.12(b)(2), whichever is applicable.

                1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.



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                1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing and qualification fees, printers', legal and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders but excluding underwriting discounts and commissions relating to the Registrable Securities.

                1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned among the selling Holders in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder), but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in
Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Holder and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

                1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter



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within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Act the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, each of its officers, directors and partners, each underwriter or each controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder (including its officers, directors and partners), underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act or the 1934 Act insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, that in no event shall any indemnity under this Section 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement



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thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

                        (d) If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any contribution by any Holder under this Section 1.10(d) exceed the gross proceeds from the offering received by such Holder.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.



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                1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                        (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                        (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                        (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                1.12 Form S-3 Registration. In case the Company shall receive from the Holders of at least twenty percent (20%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

                        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                        (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not



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

be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $250,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period; (iv) if the Company has, within the twelve (12)-month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holders and counsel for the Company, shall be borne by the Company for up to the first four
(4) Form S-3 Registrations, and thereafter, the expenses of such S-3 Registrations shall be borne pro rata by the participating Holders. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 20,000 shares of Registrable Securities or the right to acquire at least 20,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; and (c) that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1."

                1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

                1.15 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                        (a) such agreement shall not exceed 180 days for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                        (b) such agreement shall not exceed ninety (90) days for any subsequent registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                        (c) all officers and directors of the Company and all shareholders of the Company holding over one percent (1%) of the Company's Common Stock then outstanding enter into similar agreements.

                        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act at an equivalent price per share of at least $5.00 and with gross proceeds to the Company (net of underwriting discounts and commissions) of not less than $15,000,000 or (ii) such time as the Holder can sell all of such stock under Rule 144(k) (or successor rule) promulgated by the SEC.

        2. Covenants of the Company.

                2.1 Delivery of Financial Statements. The Company shall deliver to each Investor who holds a minimum of 20,000 shares of Series A Preferred Stock, 500,000 shares of Series B Preferred Stock, 500,000 shares of Series C Preferred Stock, 20,000 shares of Series D Preferred Stock, or the right to acquire 20,000 shares of Series D Preferred Stock or 20,000 shares of Series E Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations):

                        (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and if requested by the holders of a majority of the shares of Series B, Series C, Series D and Series E Preferred Stock, audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                        (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a schedule showing the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                        (c) within thirty (30) days of the end of each month, an unaudited income statement, schedule showing the sources and application of funds and a balance sheet for and as of the end of such month, in reasonable detail; and

                        (d) as soon as practicable, but in any event sixty (60) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

                2.2 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

                2.3 Termination of Covenants. Subject to their earlier termination pursuant to the specific terms of each Section, the covenants set forth in this Section 2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, an Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                        Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                        (a) The Company shall deliver a notice by certified mail ("Notice") to the Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                        (b) Within twenty (20) calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held (assuming full conversion and exercise of all convertible and/or exercisable securities) by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and/or exercisable securities). The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock then held (assuming full conversion and exercise of all convertible and/or exercisable securities) by such Fully-Exercising Investor bears to the total number of shares of Common Stock then held (assuming full conversion and exercise of all convertible and/or exercisable securities) by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares."

                        (c) If all Shares which Investors are entitled to obtain pursuant to Section 2.4(b) are not elected to be obtained as provided in Section 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in Section 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                        (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to Company employees, directors, officers or consultants for the primary purpose of soliciting or retaining their employment or services;
(ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1; (iii) the issuance of Common Stock pursuant to the conversion of the Series A, Series B, Series C, Series D or Series E Preferred Stock; (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; provided, however, that in each such case, such issuance is approved by the Company's Board of Directors; (v) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument; (vi) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors; (vii) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person; (viii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (ix) any right, option or warrant to acquire any security convertible into the securities listed in subsections (i) through (viii) above."

                2.5 Indemnification. The Company shall take all actions necessary to indemnify its directors to the maximum extent permitted by applicable law, including without limitation, amending the Company's Articles of Incorporation and Bylaws and entering into contracts with the directors to provide such indemnification; provided, however, that the Company shall not be required to obtain directors insurance unless directed by the Board of Directors.

                2.6 Board Expenses. The Company will pay reasonable out-of-pocket expenses (including reasonable air fare and hotel expenses), of any representative of the Investors that is a member of the Board of Directors in connection with attendance at meetings of the Board of Directors, upon presentation to the Company of an itemized accounting of such expenses with reasonable supporting data.

                2.7 Management and Employee Stock.

                        (a) An initial pool of 3,193,321 shares of the Company's Common Stock shall be reserved for purchase or incentive grants to employees, consultants, directors or officers under incentive and non-qualified stock purchase or stock option plans or agreements ("Employee Reserve").

                        (b) The shares or options issued from the Employee Reserve provided for in this Section 2.7 shall vest following the grant or issuance of such shares or options, as follows: twenty percent (20%) shall vest after an initial twelve (12)-month cliff period and the remainder shall vest in equal monthly installments over the next forty-eight (48) months following the cliff period, as approved by the Company's Board of Directors. The Company shall have a repurchase option at optionee's cost with respect to unvested shares. Unvested shares may not be transferred.

                2.8 Payment of Dividends. The Company shall declare dividends on the Series B, Series C, Series D and Series E Preferred Stock in the full preferential amount each year in which the Company makes a profit sharing payment to its management or employees. The compensation committee of the Board of Directors may approve bonuses for management or employees which are outside any existing or future profit shares plan, and such bonus payments shall not constitute a profit sharing payment which triggers a dividend on the Series B, Series C, Series D and Series E Preferred Stock. Notwithstanding the foregoing, the Company's Board of Directors may in its discretion declare and pay dividends on the Series B, Series C, Series D and Series E Preferred Stock in accordance with applicable law.

        3. Miscellaneous.

                3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon delivery by confirmed facsimile (with duplicate original sent by United States mail) or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series B, Series C, Series D and Series E Preferred Stock (and Common Stock issued upon conversion thereof) then outstanding voting together as a single class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Series A, Series B, Series C, Series D and Series E Preferred Stock (and Common Stock issued upon conversion thereof) then outstanding, each future holder of all such shares and the Company, whether or not such holder in fact consented to such amendment or waiver.

                3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                3.9 Aggregation of Stock. All shares of Series A, Series B, Series C, Series D and Series E Preferred Stock and Common Stock issued upon conversion thereof held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                3.10 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Investors who are parties to the Prior Agreement and the Company hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement.

                3.11 Representation. By executing this Agreement, Investor acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that Investor has had an opportunity to consult with its own attorney in connection with this Agreement.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                          FAIRBANKS SYSTEMS GROUP, a California
                                  corporation

                                  By:    /s/ GARY SUTTON
                                     ------------------------------------
                                     Gary Sutton, Chief Executive Officer

                                  Address:   3550 General Atomics Court
                                             San Diego, CA 92121-1194

                                  INVESTORS:

                                  ENTERPRISE PARTNERS III, L.P.

                                  By:  Enterprise Management Partners III, L.P.
                                  Its: General Partner

                                       By:   /s/ James Berglund
                                          -------------------------------
                                          James Berglund, General Partner

                                  Address:   7979 Ivanhoe Avenue, Suite 550
                                             La Jolla, CA  92037

                                  ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                                  By:  Enterprise Management Partners III, L.P.
                                  Its: General Partner

                                       By:   /s/ James Berglund
                                          -------------------------------
                                          James Berglund, General Partner

                                  Address:   7979 Ivanhoe Avenue, Suite 550
                                             La Jolla, CA  92037

      [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                ALTA CALIFORNIA PARTNERS, L.P.,
                                a Delaware limited partnership

                                By:  Alta California Management Partners, L.P.
                                Its: General Partner

                                     By:  /s/ GARRETT GRUENER
                                        ------------------------------------
                                          Garrett Gruener, General Partner

                      Address:  One Embarcadero Center, Suite 4050
                                San Francisco, CA 94111

                                ALTA EMBARCADERO PARTNERS, L.L.C.,
                                a California limited liability company

                                     By:  /s/ GARRETT GRUENER
                                        ------------------------------------
                                          Garrett Gruener, Member

                      Address:  One Embarcadero Center, Suite 4050
                                San Francisco, CA 94111

                                CG&H INVESTMENTS

                                By:  /s/ John L. Cardoza
                                   -----------------------------------------
                                       John L. Cardoza, Executive Partner

                      Address:  c/o Jim Kindler
                                One Maritime Plaza, Suite 2000
                                San Francisco, CA 94111

      [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       CENDANT CORPORATION,
                                       a Delaware corporation

                                       By:   /s/ ANWAR ZAKKOUR
                                          ---------------------------------
                                       Anwar Zakkour, Senior Vice President,
                                       Strategic Development

                             Address:  9 West 57th Street, 37th Floor
                                       New York, NY 10019

                                       WINDWARD VENTURES, L.P.

                                       Windward Ventures Management, L.P.

                                       By:  Dave Titus
                                          ---------------------------------
                                       Dave Titus, General Partner

                             Address:  12680 High Bluff Drive, Suite 200
                                       San Diego, CA 92130

                                       AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC.,
                                       a New York corporation

                                       By:  /s/ Lawrence Kutscher
                                          ---------------------------------

                                       Print Name:  Lawrence Kutscher
                                                  -------------------------

                                       Title:  Senior Vice President
                                             ------------------------------

                             Address:  American Express Tower
                                       3 World Financial Center
                                       New York, NY 10285

      [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       SECURITY PACIFIC FINANCE, LTD.

                                       By:  /s/ Ian Ernest Kelley
                                          ---------------------------------

                                       Print: Ian Ernest Kelley
                                             ------------------------------

                                       Title:   Director
                                             ------------------------------

                             Address:  P.O. Box 48
                                       Canada Court
                                       St. Peter Port
                                       Guernsey, Channel Islands GY13BQ

                                       MORGAN INVESTMENT HOLDINGS, LTD.

                                       By:  /s/ J. ADIE       /s/ D. LARKIN
                                          ---------------------------------

                                       Print:   J. Adie            D. Larkin
                                             ------------------------------

                                       Title:     Authorised Signatories
                                             ------------------------------

                             Address:  P.O. Box 253
                                       Bordage House, Le Bordage
                                       St. Peter Port
                                       Guernsey, Channel Islands GY13QJ

                                       /s/ Sidney Karin
                                       ------------------------------------
                                       Sidney Karin

                             Address:  748 Avocado Court
                                       Del Mar, CA  92014


                                       ------------------------------------
                                       Peter Preuss

                             Address: 2223 Avenida de la Playa, Suite 220 La Jolla, CA 92037

      [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       THE RIBLE LIVING TRUST DATED
                                       JANUARY 15, 1988

                                       By:
                                       ------------------------------------

                             Address:  5691 La Sencilla
                                       Rancho Santa Fe, CA  92067

                                       JOHN S. HUISKAMP FAMILY TRUST

                                       By:
                                       ------------------------------------
                                       John S. Huiskamp, Trustee

                             Address: 167 13th Street
                                       Del Mar, CA  92014

                                       MARGALAUR LLC

                                       By:    /s/ ANTHONY SORGE
                                       ------------------------------------
                                       Anthony Sorge, President

                             Address:  10190 Telesis Court
                                       San Diego, CA  92121

                                       ------------------------------------
                                       William E. Norgren

                             Address:  5260 La Glorieta
                                       Rancho Santa Fe, CA  92067

      [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       DENNIS P. RILEY, DDS, A PROFESSIONAL
                                       CORPORATION

                                       By:    /s/ DENNIS P. RILEY
                                       ------------------------------------
                                       Dennis P. Riley, President

                             Address:  1038 Muirlands Vista Way
                                       La Jolla, CA  92037

                                       CREIGHTON AND CHARLOTTE
                                       GALLAWAY FAMILY TRUST, UTD
                                       DATED: AUGUST 28, 1995

                                       By: /s/ Creighton Gallaway
                                       ------------------------------------
                                       Creighton Gallaway, Trustee

                             Address:  2838 Inverness Drive
                                       La Jolla, CA  92037

                                       ------------------------------------
                                       Barry Rosenbaum

                                       ------------------------------------
                                       Barbara J. Rosenbaum

                             Address:  490 Oceanview Avenue
                                       Del Mar, CA  92014

                                       ------------------------------------
                                       Jim Goode

                             Address:  9590 Chesapeake Drive, Suite 121
                                       San Diego, CA  92123

      [SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A

                              Schedule of Investors

Cendant Corporation
Windward Ventures
American Express Travel Related Services Company, Inc.
Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners LLC
Security Pacific Finance, Ltd.
Morgan Investment Holdings, Ltd.
CG&H Investments
Sidney Karin
Peter Preuss
The Rible Living Trust dated January 15, 1988
John S. Huiskamp Family Trust
Margalaur LLC
William Norgren
Dennis P. Riley, DDS, a Professional corporation
Creighton and Charlotte Gallaway Family Trust, UTD dated August 28, 1995 Barry and Barbara J. Rosenbaum
Jim Goode
Thomas P. Murphy
Michael Jones
FBO Barry Rosenbaum IRA

                             AMENDMENT NO. 1 TO THE
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

        This Amendment No. 1 to the Amended and Restated Investors' Rights Agreement (the "Amendment") is made this 23rd day of August 1999 by and between Fairbanks Systems Group, a California corporation doing business as @ Backup, Inc. (the "Company"), and the investors listed on Schedule A hereto (each of whom is herein referred to individually as an "Investor" and all of whom are herein referred to collectively as the "Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Amended and Restated Investors' Rights Agreement, dated July 30, 1999 (the "Agreement"), between the Company and certain of the Investors (the "Existing Investors").

                                    RECITALS

        WHEREAS, the Existing Investors possess information rights, rights of first offer and other rights pursuant to the Agreement;

        WHEREAS, the Company desires to complete the second sale of its Series E Preferred Stock to certain of the Investors (the "New Series E Investors"), and these New Series E Investors desire to purchase the Series E Preferred Stock from the Company;

        WHEREAS, the Company and the Existing Investors acknowledge that they are entering into this Amendment as an inducement to and in consideration of the New Series E Investors' purchase of the Series E Preferred Stock; and

        WHEREAS, Section 3.7 of the Agreement provides that the Agreement may be amended with the written consent of the Company and the holders of a majority in interest of the Series A, Series B, Series C, Series D and Series E Preferred Stock.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Agreement, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Amendment to Schedule A. Schedule A to the Agreement is amended and replaced in its entirety by Schedule A attached hereto.

        2. Amendment to Section 1.10(a) of the Agreement. Section 1.10(a) of the Agreement is amended and replaced in its entirety by the following:

        "(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Act the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, each of its officers, directors and partners, each underwriter or each controlling person any legal or other expenses reasonably incurred by them, on an as-incurred basis, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder (including its officers, directors and partners), underwriter or controlling person."

       3. Amendment to Section 1.10(b) of the Agreement. Section 1.10(b) of the Agreement is amended and replaced in its entirety by the following:

        "(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act or the 1934 Act insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), on an as-incurred basis, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, that in no event shall any indemnity under this Section 1.10(b) exceed the gross proceeds from the offering received by such Holder."

      4. Amendment to Section 1.10(c) of the Agreement. Section 1.10(c) of the Agreement is amended and replaced in its entirety by the following:

      "(c) Promptly after receipt by an indemnified party under this Section
1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel and one local counsel if the action is commenced outside the State of New York with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or entry into any settlement (I) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation or (II) which includes a statement as to, or an admission as to, fault or culpability or a failure to act by or on behalf of any indemnified party."

      5. Effect of Amendment. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

      6. Entire Agreement. This Amendment together with the Agreement and all documents referred to herein and therein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      7. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

      8. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

      9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10. Amendments and Waivers. Any term of this Amendment may be amended and the observance of any term of this Amendment may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series B, Series C, Series D and Series E Preferred Stock

(and Common Stock issued upon conversion thereof) then outstanding voting together as a single class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Series A, Series B, Series C, Series D and Series E Preferred Stock (and Common Stock issued upon conversion thereof) then outstanding, each future holder of all such shares and the Company, whether or not such holder in fact consented to such amendment or waiver.

        11. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        12. Representation. By executing this Amendment, each Investor acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that Investor has had an opportunity to consult with its own attorney in connection with this Agreement.






                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                       FAIRBANKS SYSTEMS GROUP,
                               a California corporation doing business as @BACKUP, INC.

                               By:  /s/ GARY SUTTON
                                  ---------------------------------------------
                                    Gary Sutton, Chief Executive Officer

                     Address:  3550 General Atomics Court
                               San Diego, CA 92121-1194

INVESTORS:                     ADVANCED DIGITAL INFORMATION CORPORATION, a
                               Washington corporation

                               By:  /s/ Peter van Oppen
                                  ---------------------------------------------
                     Address:   P.O. Box 97057
                                11431 Willows Road, N.E.
                                Redmond, WA 98073-9757

               [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                              MERRILL LYNCH KECALP L.P. 1999

                              By:  KECALP Inc.
                              Its:  General Partner

                              By:  /s/ Edward J. Higgins
                                 ------------------------------------
                                   Edward J. Higgins, Vice President

                    Address:  World Financial Center South Tower
                              225 Liberty Street
                              23rd Floor
                              New York, New York  10080-6123

                              KECALP INC., as Nominee for Merrill Lynch
                              KECALP International L.P. 1999

                              By:   /s/ Edward J. Higgins
                                 ------------------------------------
                                    Edward J. Higgins, Vice President

                    Address:  World Financial Center South Tower
                              225 Liberty Street
                              23rd Floor
                              New York, New York 10080-6123

                              CREST COMMUNICATIONS PARTNERS
                              L.P.

                              By:  Crest Communications Holding L.L.C.
                              Its:  Authorized Representative

                              By:   /s/ Gregg A. Mockenhaupt
                                 --------------------------------
                              Its:    Gregg A. Mockenhaupt
                                 --------------------------------
                              Title:  Managing Director
                                 --------------------------------


                    Address:  2862 Jackson Street
                              San Francisco, California  94115



               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                                CENDANT CORPORATION,
                                a Delaware corporation

                                By:    /s/ Anwar Zakkour
                                   -----------------------------------------
                                       Anwar Zakkour, Senior Vice President,
                                       Strategic Development

                      Address:   9 West 57th Street, 37th Floor
                                 New York, NY  10019

                                WINDWARD VENTURES, L.P.

                                Windward Ventures Management, L.P.

                                By:    /s/ Dave Titus
                                   -------------------------------
                                       Dave Titus, General Partner

                      Address:  12680 High Bluff Drive, Suite 200
                                San Diego, CA 92130

                                AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                COMPANY, INC., a New York corporation

                                 By: /s/ Lawrence Kutscher
                                  ----------------------------------
                                 Print Name: Lawrence Kutscher
                                   ---------------------------------
                                 Title: Senior Vice President
                                   ---------------------------------



                      Address:  American Express Tower
                                3 World Financial Center
                                New York, NY 10285

               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                        ENTERPRISE PARTNERS III, L.P.

                        By:    Enterprise Management Partners III,
                        L.P.   Its: General Partner

                             By:  /s/ James Berglund
                                  ----------------------------------
                                  James Berglund, General Partner

              Address:  7979 Ivanhoe Avenue, Suite 550
                        La Jolla, CA 92037

                        ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                        By:  Enterprise Management Partners III, L.P.
                        Its: General Partner

                             By:  /s/ James Berglund
                                  ----------------------------------
                                  James Berglund, General Partner

              Address:  7979 Ivanhoe Avenue, Suite 550
                        La Jolla, CA 92037

               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                     ALTA CALIFORNIA PARTNERS, L.P., a Delaware limited partnership

                     By:  Alta California Management Partners, L.P.
                     Its: General Partner

                          By:  /s/  Garrett Gruener
                               ---------------------------------
                               Garrett Gruener, General Partner

           Address:  One Embarcadero Center, Suite 4050
                     San Francisco, CA 94111

                     ALTA EMBARCADERO PARTNERS, L.L.C., a
                     California limited liability company

                          By:  /s/  Garrett Gruener
                               ---------------------------------
                               Garrett Gruener, Member

           Address:  One Embarcadero Center, Suite 4050
                     San Francisco, CA 94111

                     CG&H INVESTMENTS

                     By:    /s/ John L. Cardoza
                        -------------------------------------
                            John L. Cardoza, Executive Partner

           Address:  c/o Jim Kindler
                     One Maritime Plaza, Suite 2000
                     San Francisco, CA 94111

               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                                 SECURITY PACIFIC FINANCE, LTD.

                                 By:
                                    ---------------------------------
                                 Print:
                                    ---------------------------------
                                 Title:
                                    ---------------------------------

                       Address:  P.O. Box 48
                                 Canada Court
                                 St. Peter Port
                                 Guernsey, Channel Islands GY13BQ

                                 MORGAN INVESTMENT HOLDINGS, LTD.

                                 By:   /s/ J. Adie D. Larkin
                                    -------------------------------
                                 Print:    J. Adie D. Larkin
                                       ----------------------------
                                 Title:     Authorized Signatories
                                       ---------------------------

                       Address:  P.O. Box 253
                                 Bordage House, Le Bordage
                                 St. Peter Port
                                 Guernsey, Channel Islands GY13QJ

                                 /s/ Sidney Karin
                                 ---------------------------------
                                 Sidney Karin

                       Address:  748 Avocado Court
                                 Del Mar, CA 92014

                                 ---------------------------------
                                 Peter Preuss

                       Address: 2223 Avenida de la Playa, Suite 220 La Jolla, CA 92037


               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                               THE RIBLE LIVING TRUST DATED JANUARY 15, 1988

                               By:
                                  ----------------------------------

                     Address:  5691 La Sencilla
                               Rancho Santa Fe, CA 92067

                               JOHN S. HUISKAMP FAMILY TRUST

                               By:
                                  ----------------------------------
                                      John s. Huiskamp, Trustee

                      Address: 167 13th Street
                               Del Mar, CA 92014

                               MARGALAUR LLC

                               By:    /s/ Anthony Sorge
                                  ----------------------------------
                                      Anthony Sorge, President

                     Address:  10190 Telesis Court
                               San Diego, CA 92121

                               ----------------------------------
                               William E. Norgren

                     Address:  5260 La Glorieta
                               Rancho Santa Fe, CA 92067



               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                                  DENNIS P. RILEY, DDS, A PROFESSIONAL
                                  CORPORATION

                                  By:    /s/ Dennis P. Riley
                                  ----------------------------------
                                         Dennis P. Riley, President

                        Address:  1038 Muirlands Vista Way
                                  La Jolla, CA 92037

                                  CREIGHTON AND CHARLOTTE GALLAWAY FAMILY TRUST, UTD DATED: AUGUST 28, 1995

                                  By:   /s/ Creighton Gallaway
                                  ----------------------------------
                                         Creighton Gallaway, Trustee

                        Address:  2838 Inverness Drive
                                  La Jolla, CA 92037

                                  ----------------------------------
                                  Barry Rosenbaum


                                  ----------------------------------
                                  Barbara J. Rosenbaum

                        Address:  490 Oceanview Avenue
                                  Del Mar, CA 92014


                                  ----------------------------------
                                  Jim Goode

                        Address:  9590 Chesapeake Drive, Suite 121
                                  San Diego, CA 92123



               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                               THOMAS P. MURPHY TTEE
                               UTA DTA DATED 10/20/86

                               By:
                                  ------------------------------------
                                      Thomas P. Murphy, Trustee

                     Address:  6849 Country Club Drive
                               La Jolla, CA 92037

                               MICHAEL B. JONES AND VALENTINA JONES-WAGNER,
                               TRUSTEES UNDER TRUST AGREEMENT DATED 12/4/1984

                               ----------------------------------------
                               Michael Jones, Trustee

                     Address:  114 Kettle Creek Road
                               Weston, CT 06883

                               FBO BARRY ROSENBAUM IRA
                               A/C #247-81400-11

                               By:    Delaware Charter Guarantee & Trust
                                      Co.TTEE, its Trustee

                               By:
                                  -------------------------------------
                               Print Name:
                                          -----------------------------
                               Title:
                                     ----------------------------------

                     Address:  P.O. Box 8963
                               Wilmington, DE 19899-8963

                               DOMINION CAPITAL MANAGEMENT L.L.C., a Delaware limited liability company

                               By:
                                  -------------------------------------
                               Print Name:
                                          -----------------------------
                               Title:
                                     ----------------------------------
                     Address:  44 Montgomery Street, Suite 4200
                               San Francisco, CA 94104




               [SIGNATURE PAGE TO AMENDMENT NO.1 TO THE AMENDED
                   AND RESTATED INVESTOR'S RIGHTS AGREEMENT]

                                   SCHEDULE A

                              Schedule of Investors


Cendant Corporation
Windward Ventures
American Express Travel Related Services Company, Inc.
Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners LLC
Security Pacific Finance, Ltd.
Morgan Investment Holdings, Ltd.
CG&H Investments
Sidney Karin
Peter Preuss
The Rible Living Trust dated January 15, 1988
John S. Huiskamp Family Trust
Margalaur LLC
William Norgren
Dennis P. Riley, DDS, a Professional corporation
Creighton and Charlotte Gallaway Family Trust, UTD dated August 28, 1995 Barry and Barbara J. Rosenbaum
Jim Goode
Thomas P. Murphy
Michael Jones
FBO Barry Rosenbaum IRA
Dominion Capital Management L.L.C.
Advanced Digital Information Corporation
Crest Communications Partners L.P.
Merrill Lynch KECALP L.P. 1999
Merrill Lynch KECALP International L.P. 1999

                             AMENDMENT NO. 2 TO THE
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


      This Amendment No. 2 to the Amended and Restated Investors' Rights Agreement ("Amendment No. 2") is made this 17th day of September 1999 by and among Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), and the investors listed on Schedule A hereto (each of whom is herein referred to individually as an "Investor" and all of whom are herein referred to collectively as the "Investors"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Amended and Restated Investors' Rights Agreement, dated July 30, 1999 (the "Agreement"), as amended by Amendment No. 1 to the Amended and Restated Investors' Rights Agreement, dated August 23, 1999 ("Amendment No. 1"), between the Company and certain of the Investors (the "Existing Investors").

                                    RECITALS

      WHEREAS, the Existing Investors possess information rights, rights of first offer and other rights pursuant to the Agreement and Amendment No. 1;

      WHEREAS, the Company desires to complete the third sale of its Series E Preferred Stock to certain of the Investors (the "New Investors"), and these New Investors desire to purchase the Series E Preferred Stock from the Company;

      WHEREAS, the Company and the Existing Investors acknowledge that they are entering into this Amendment No. 2 as an inducement to and in consideration of the New Investors' purchase of the Series E Preferred Stock; and

      WHEREAS, Section 3.7 of the Agreement provides that the Agreement may be amended with the written consent of the Company and the holders of a majority in interest of the Series A, Series B, Series C, Series D and Series E Preferred Stock.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Agreement and in Amendment No. 1, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Additional Party to the Agreement and Amendment No. 1. By executing this Amendment No. 2, each New Investor becomes a party to and agrees to be bound by the terms and conditions of the Agreement and Amendment No. 1.

            2. Amendment to Schedule A. Schedule A to the Agreement, as amended by Amendment No. 1, is amended and replaced in its entirety by Schedule A attached hereto.

            3. Waiver and Consent. The Company and the Existing Investors hereby (a) consent to adding the New Investors as parties to the Agreement and Amendment No. 1 and

(b) consent to the amendments to the Agreement and Amendment No. 1 set forth in this Amendment No. 2.

            4. Effect of Amendment. Except as expressly modified by this Amendment No. 2, the Agreement and Amendment No. 1 shall remain unmodified and in full force and effect.

            5. Entire Agreement. This Amendment No. 2 together with the Agreement and Amendment No. 1 and all documents referred to herein and therein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            6. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment No. 2 shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment No. 2, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment No. 2, except as expressly provided in this Amendment No. 2.

            7. Governing Law. This Amendment No. 2 shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            8. Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            9. Amendments and Waivers. Any term of this Amendment No. 2 may be amended and the observance of any term of this Amendment No. 2 may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series B, Series C, Series D and Series E Preferred Stock (and Common Stock issued upon conversion thereof) then outstanding voting together as a single class. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Series A, Series B, Series C, Series D and Series E Preferred Stock (and Common Stock issued upon conversion thereof) then outstanding, each future holder of all such shares and the Company, whether or not such holder in fact consented to such amendment or waiver.

            10. Severability. If one or more provisions of this Amendment No. 2 are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment No. 2 and the balance of this Amendment No. 2 shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            11. Representation. By executing this Amendment No. 2, each Investor acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely, and that the Investor has had an opportunity and has been encouraged to consult with its own attorney in connection with this Amendment No. 2, the Agreement and Amendment No. 1.

      IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

COMPANY:                             FAIRBANKS SYSTEMS GROUP,
                                     a California corporation doing business as @BACKUP, INC.


                                     By:    /s/ Gary Sutton
                                        ----------------------------------------
                                         Gary Sutton, Chief Executive Officer

                      Address:       3550 General Atomics Court
                                     San Diego, CA  92121-1194


INVESTORS:                           ADVANCED DIGITAL INFORMATION
                                     CORPORATION, a Washington corporation


                                     By:  /s/ [Signature Illegible]
                                        ----------------------------------------


                      Address:       P.O. Box 97057
                                     11431 Willows Road, N.E.
                                     Redmond, WA  98073-9757




                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                 ALTA CALIFORNIA PARTNERS, L.P., a
                                 Delaware limited partnership

                                 By:  Alta California Management Partners, L.P.
                                 Its: General Partner

                                      By:    /s/ [Signature Illegible]
                                         -------------------------------------
                                                      , General Partner

                      Address: One Embarcadero Center, Suite 4050 San Francisco, CA 94111


                                 ALTA EMBARCADERO PARTNERS,
                                 L.L.C., a California limited liability company

                                    By:    /s/ Garrett Gruener
                                       ----------------------------------------
                                         Member

                      Address: One Embarcadero Center, Suite 4050 San Francisco, CA 94111


                                     CG&H INVESTMENTS


                                     By:   /s/ John L. Cardoza
                                        ---------------------------------------
                                         John L. Cardoza, Executive Partner


                      Address:       c/o Jim Kindler
                                     One Maritime Plaza, Suite 2000
                                     San Francisco, CA  94111




                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                   ENTERPRISE PARTNERS III, L.P.

                                   By:   Enterprise Management Partners III,
                                   L.P.  Its: General Partner


                                      By: /s/ James Berglund
                                         ---------------------------------
                                         James Berglund, General Partner


                             Address:   7979 Ivanhoe Avenue, Suite 550
                                        La Jolla, CA  92037



                                   ENTERPRISE PARTNERS III
                                   ASSOCIATES, L.P.

                                   By: Enterprise Management Partners III, L.P.
                                       Its: General Partner

                                      By:   /s/ James Berglund
                                         -----------------------------------
                                          James Berglund, General Partner


                             Address:   7979 Ivanhoe Avenue, Suite 550
                                        La Jolla, CA  92037


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                     SECURITY PACIFIC FINANCE, LTD.

                                     By:
                                        ----------------------------------------
                                     Print:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                      Address:       P.O. Box 48
                                     Canada Court
                                     St. Peter Port
                                     Guernsey, Channel Islands GY1 3BQ


                                     MORGAN INVESTMENT HOLDINGS, LTD.

                                     By:  /s/ Sharon French &  /s/ Karen Hillion
                                        ----------------------------------------
                                     Print Name: Sharon French & Karen Hillion
                                                --------------------------------
                                     Title: Authorised Signatories
                                           -------------------------------------

                      Address:       P.O. Box 253
                                     Bordage House, Le Bordage
                                     St. Peter Port
                                     Guernsey, Channel Islands GY1 3QJ

                                      /s/ Sidney Karin
                                     ------------------------------------------
                                        Sidney Karin

                      Address:       748 Avocado Court
                                     Del Mar, CA  92014

                                      /s/ Peter Preuss
                                     ------------------------------------------
                                        Peter Preuss

                      Address: 2223 Avenida de la Playa, Suite 220 La Jolla, CA 92037


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                     MERRILL LYNCH KECALP L.P. 1999

                                     By:  KECALP, Inc.
                                     Its: General Partner

                                          By:      /s/ Edward J. Higgins
                                             -----------------------------------
                                             Edward J. Higgins, Vice President

                      Address: World Financial Center South Tower 225 Liberty Street
                                     23rd Floor
                                     New York, NY 10080-6123


                                     KECALP INC., AS NOMINEE FOR MERRILL
                                     LYNCH KECALP INTERNATIONAL L.P. 1999

                                     By:       /s/ Edward J. Higgins
                                        ---------------------------------------
                                            Edward J. Higgins, Vice President

                      Address: World Financial Center South Tower 225 Liberty Street
                                     23rd Floor
                                     New York, NY 10080-6123


                                     CREST COMMUNICATION PARTNERS L.P.

                                     By:    Crest Communications Holding L.L.C.
                                     Its:   Authorized Representative

                                     By:    /s/ Gregg A. Mockenhaupt
                                        ----------------------------------------
                                     Print Name:    Gregg A. Mockenhaupt
                                                --------------------------------
                                     Title:  Managing Director
                                           -------------------------------------

                      Address:       2852 Jackson Street
                                     San Francisco, CA  94115


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                  DENNIS P. RILEY, DDS, A PROFESSIONAL
                                  CORPORATION

                                  By:    /s/ Dennis P. Riley
                                     -------------------------------------------
                                       Dennis P. Riley, President

                      Address:    1038 Muirlands Vista Way
                                  La Jolla, CA  92037


                                  CREIGHTON AND CHARLOTTE
                                  GALLAWAY FAMILY TRUST, UTD
                                  DATED:  AUGUST 28, 1995

                                  By:   /s/ Creighton Gallaway
                                     -------------------------------------------
                                         Creighton Gallaway, Trustee


                      Address:     2838 Inverness Drive
                                   La Jolla, CA 92037


                                     -------------------------------------------
                                       Barry Rosenbaum

                                     -------------------------------------------
                                       Barbara J. Rosenbaum


                      Address:     490 Oceanview Avenue
                                   Del Mar, CA 92014


                                     -------------------------------------------
                                       Jim Goode
                      Address:     9590 Chesapeake Drive, Suite 121
                                   San Diego, CA 92123


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                  DENNIS P. RILEY, DDS, A PROFESSIONAL
                                  CORPORATION

                                  By:
                                     -------------------------------------------
                                       Dennis P. Riley, President

                      Address:    1038 Muirlands Vista Way
                                  La Jolla, CA  92037


                                  CREIGHTON AND CHARLOTTE GALLAWAY
                                  FAMILY TRUST, UTD DATED:  AUGUST 28, 1995

                                  By:
                                     -------------------------------------------
                                         Creighton Gallaway, Trustee


                                  NEW INVESTORS:

                                  SIDNEY KARIN, individually

                                  By:
                                     -------------------------------------------
                                     Sidney Karin

                      Address:    748 Avocado Court
                                  Del Mar, CA 92014

                                  EMC CORPORATION

                                  By:    /s/ Michael J. Cody
                                     -------------------------------------------
                                  Print Name:  Michael J. Cody
                                             -----------------------------------
                                  Title: Vice President New Business Development
                                        ----------------------------------------

                      Address:       35 Parkwood Drive
                                     Hopkinton, MA  01748



                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                     WINDWARD VENTURES, L.P.

                                     By:    Windward Ventures Management, L.P.

                                     By:    /s/ Dave Titus
                                        ---------------------------------------
                                           Dave Titus, General Partner

                                     Address: 12680 High Bluff Drive, Suite 200
                                              San Diego, CA 92130


                                     SENVEST INTERNATIONAL LLC

                                     By:    /s/ Richard Mashaal
                                        ---------------------------------------
                                     Print Name:    Richard Mashaal
                                                -------------------------------
                                     Title: President
                                           ------------------------------------
                                     Address:  645 Madison Avenue, Suite 1500
                                               New York, New York 10022


                                     ROBERT MASHAAL, individually

                                        /s/ Robert Mashaal
                                     ------------------------------------------
                                     Robert Mashaal

                                     Address:  6256 Greenwich Dr., Suite 230
                                               San Diego, CA 92122


                                     NIR LIVNAT, individually

                                      /s/ Nir Livnat
                                     ------------------------------------------
                                     Nir Livnat

                                     Address:   16 Jacob Street
                                                69015 Tel Aviv, Israel


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                     PAUL S. NELLES, individually

                                     /s/ Paul S. Nelles
                                     ------------------------------------------
                                     Paul S. Nelles

                                     Address:   7979 Ivanhoe Avenue, Suite 530
                                                La Jolla, CA  92037


                                     DUANE A. NELLES III, individually

                                        /s/ Duane A. Nelles III
                                     ------------------------------------------
                                     Duane A. Nelles III

                                     Address:   7979 Ivanhoe Avenue, Suite 530
                                                La Jolla, CA  92037


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                 PETER PREUSS

                                 /s/ Peter Preuss
                                 ----------------------------------------------
                                 Peter Preuss

                                 Address:  222 Avenida de la Playa, Suite 220
                                           La Jolla, CA  92037


                                 WILLIAM E. NORGREN, an individual


                                  /s/ William Norgren
                                 ----------------------------------------------
                                 William E. Norgren

                                 Address:    5260 La Glorieta
                                             Rancho Santa Fe, CA  92067


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                THOMAS P. MURPHY TTEE UTA DTA Dated 10/20/86

                                By:    /s/ Thomas P. Murphy, Trustee
                                   --------------------------------------------
                                         Thomas P. Murphy, Trustee

                                Address:       6849 Country Club Drive
                                               La Jolla, CA  92037


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                MICHAEL B. JONES AND VALENTINA JONES-WAGNER,
                                TRUSTEES UNDER TRUST AGREEMENT DATED 12/4/1984

                                        /s/ Michael B. Jones
                                -----------------------------------------------
                                     Michael Jones, Trustee

                      Address:  1604 El Paso Road
                                La Jolla, CA  92037


                                FBO BARRY ROSENBAUM IRA A/C #247-81400-11

                                By:    Delaware Charter Guarantee & Trust Co.
                                Its:   Trustee

                                By:  /s/ Barry Rosenbaum
                                   --------------------------------------------
                                Print Name:  Barry Rosenbaum
                                           ------------------------------------
                                Title:
                                      -----------------------------------------

                      Address:  P.O. Box 8963
                                Wilmington, DE  19899-8963


                                VBW RAPTOR FUND, LLC

                                By:  /s/ David A. Duval
                                   --------------------------------------------
                                Print Name:  David A. Duval
                                           ------------------------------------
                                Title:   Member of Management Committee
                                      -----------------------------------------

                      Address:  1 Boston Place, Suite 3310
                                Boston, MA  02108


                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                             CENDANT CORPORATION
                             a Delaware corporation

                             By:    /s/ Anwar Zakkour
                                --------------------------------------------
                                 Anwar Zakkour, Senior Vice President
                                                Strategic Development

                   Address:  9 West 57th Street, 37th Floor
                             New York, NY 10019

                             WINDWARD VENTURES, L.P.

                             Windward Ventures Management, L.P.

                             By:
                                --------------------------------------------
                                    Dave Titus, General Partner

                   Address:  12680 High Bluff Drive, Suite 200
                             San Diego, CA 92130


                             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation

                             By:    /s/ Pierre Beckert
                                ----------------------------------------------
                             Print Name: Pierre Beckert
                                        --------------------------------------
                             Title:   Vice President
                                   -------------------------------------------

                   Address:  American Express Tower
                             3 World Financial Center
                             New York, NY 10285



                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                             THE RIBLE LIVING TRUST DATED
                             JANUARY 15, 1988


                             By:
                                -----------------------------------------------

                   Address:  5691 La Sencilla
                             Rancho Santa Fe, CA 92067


                             JOHN S. HUISKAMP FAMILY TRUST


                             By:
                                -----------------------------------------------
                                John S. Huiskamp, Trustee

                   Address:  167 13th Street
                             Del Mar, CA 92014


                             MARGALAUR LLC


                             By:   /s/ Anthony Sorge
                                 ----------------------------------------------
                                    Anthony Sorge, President

                   Address:  4370 La Jolla Village Drive, #960
                             San Diego, CA 92122


                             --------------------------------------------------
                                    William E. Norgren

                   Address:  5260 La Glorieta
                             Rancho Santa Fe, CA 92067



                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                             BROBECK, PHLEGER &
                             HARRISON LLP


                             By:    /s/ Craig S. Andrews
                                -----------------------------------------------
                                    Craig S. Andrews, Partner


                   Address:  550 W. C Street, Ste. 1200
                             San Diego, CA 92101


                             MARTIN C. NICHOLS, an Individual


                                /s/ Martin C. Nichols
                             --------------------------------------------------
                             Martin C. Nichols


                   Address:  550 W. C Street, Ste. 1200
                             San Diego, CA 92101

                             JEFFREY C. THACKER, an Individual


                                /s/ Jeffrey C. Thacker
                             --------------------------------------------------
                             Jeffrey C. Thacker


                   Address:  550 W. C Street, Ste. 1200
                             San Diego, CA 92101




                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                             ALLAN SHAW TRUST


                             By:    /s/ Allan P. Shaw
                                -----------------------------------------------
                             Its:   Trustee


                   Address:  c/o Allan Shaw
                             5804 Caminito Empresa
                             La Jolla, CA 92037


                             LINDA SHAW, an Individual


                                    /s/ Linda Shaw
                             --------------------------------------------------
                                    Linda Shaw


                   Address:  5804 Caminito Empresa
                             La Jolla, CA 92037




                [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED
                    AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A
                              Schedule of Investors


Cendant Corporation
Windward Ventures
American Express Travel Related Services Company, Inc.
Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners LLC
Security Pacific Finance, Ltd.
Morgan Investment Holdings, Ltd.
CG&H Investments
Sidney Karin
Peter Preuss
The Rible Living Trust dated January 15, 1988
John S. Huiskamp Family Trust
Margalaur LLC
William Norgren
Dennis P. Riley, DDS, a Professional corporation
Creighton and Charlotte Gallaway Family Trust, UTD dated August 28, 1995 Barry and Barbara J. Rosenbaum
Jim Goode
Thomas P. Murphy
Michael Jones
FBO Barry Rosenbaum IRA
Dominion Capital Management L.L.C.
Advanced Digital Information Corporation
Crest Communications Partners L.P.
Merrill Lynch KECALP L.P. 1999
Merrill Lynch KECALP International L.P. 1999
EMC Corporation
Senvest International LLC
Robert Mashaal
Nir Livnat
Paul S. Nelles
Duane A. Nelles III
VBW Raptor Fund, LLC



                                       A-1